Delek US Holdings, Inc. Investor Presentation February 2014

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; potential conflicts of interest between our majority unitholder and other unitholders; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview Integrated Downstream Energy Company Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Logistics Segment (1) Approximately 362 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.5 complexity (1) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  362 Stores  Locations in 7 states Retail Delek Logistics (1)  8 Terminals  Approx. 1,000 miles of pipelines  6.2 million bbls storage capacity

WTI - Midland 94% East Texas 6% Gulf Coast 6% Inland / Local 80% Rail 14% Well Positioned Mid-Continent Refining System 4 Strategically Located Assets Provide Access to Cost-Advantaged Feedstocks Tyler Crude Source (3Q13) El Dorado Crude Source (3Q13) Permian Eagle Ford Woodford 75% of 2013 Crude Slate Expected to Consist of Price-Advantaged Domestic Crudes Up to 45,000 bpd Rail Capacity at El Dorado (1) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery . In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. 87,000 bpd of Midland crude in DK system

Refining Segment Operational Update

($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 J a n -1 4 F e b -1 4 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends(1) 6 Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2014 data is as of February 7, 2014; quarterly averages shown.; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 (1) (2) (2) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel $24.06 $25.88 $30.39 $27.20 $27.38 $20.19 2Q13 3Q13 $11.82 4Q13 $12.87 1Q14 $16.75

WTI Midland vs. WTI Cushing Crude Pricing ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 ` Access to Midland Crudes Benefits Margins 7 Source: Argus – March MTD as of February 10, 2014 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 87,000 bpd of Midland crude in DK system ($ per barrel) 1Q14

$19.83 $14.86 $14.20 $7.71 $10.02 $15.02 $14.37 $17.28 $13.95 $13.52 Q2 2013 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 MTD 2/7/14 2/7/14 Improving Market Fundamentals(1) 8  Improving light product prices  Declining crude prices improving residual margins, particularly asphalt at El Dorado  Gulf Coast crack spreads increasing from Sept. lows  Midland discount to Cushing widening  Ethanol economics improved in 4Q13 vs. 3Q13 (1) Source: Platts and Argus; February 2014 data is through February 7, 2014. 5-3-2 crack spread based on HSD. $93.82 $104.78 $106.61 $106.42 $100.70 $93.98 $97.91 $94.84 $97.67 $99.88 2Q13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 MTD 2/7/14 2/7/14 ($ per barrel) ($ per barrel) ($0.14) ($0.19) ($0.39) ($0.27) ($0.31) ($2.73) ($3.93) ($2.42) ($2.42) ($4.59) ($4.41) Q2 2013 Jul. 2013 Aug. 2013 Sept. 2013 Oct. 2013 Nov. 2013 Dec. 2013 Jan. 2014 Feb. 2014 Feb. Trading2/10/14 ($ per barrel) Improving WTI 5-3-2 Gulf Coast Crack Widening Discount WTI Midland vs. WTI Cushing WTI Cushing Prices Market Highlights Differential set in month prior to crude purchases. Feb. trading sets Mar. crude differential.

35,000 52,000 25,000 8,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1Q13 2Q13 - Improved Pipeline Access WTI - Midland East Texas / Other Gasoline 52% LPGs 5% Diesel / Jet 40% Other 3% WTI-Midland 94% East Texas 6% Tyler Refinery Overview 9  Inland PADD III refinery located in East Texas  Serves an niche market in the Tyler, TX area; priced above Gulf Coast markets  60,000 bpd, 9.5 complexity; products shipped across truck terminal at refinery  Primarily processes inland light sweet crudes (100% in 3Q13)  92% yield of gasoline, diesel and jet fuel in 3Q13  Cost advantaged refinery primarily processing Midland sourced crude (94% in 3Q13)  Substantial savings created by replacing higher priced East Texas and other crude with Midland sourced crudes in 2013 3Q13 Crude Source 3Q13 Production 60,585 bpd 63,267 bpd Niche Refinery with Access to WTI Midland Based Crude Supply Tyler Refinery Crude Slate Pricing Change B ar re ls p e r D ay Crude Throughput Total Production 32,407 33,045 22,521 21,883 4,769 4,257 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Petro/Other 56,028 56,426 55,246 59,239 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 YTD 3Q12 YTD 3Q13

Improving Niche Market Position with a Crude Slate Weighted to WTI-Linked Crude El Dorado Refinery Overview 10  Inland PADD III refinery located in Southern Arkansas  Improved flexibility during 1Q14 turnaround  FCC reactor replaced, work done on DHT and Platformer  Pre-flash tower project complete  80,000 bpd, 9.0 complexity (configured to run light and medium sour crude)  Supply flexibility that can source Midland, locally produced, Gulf Coast and rail supplied crude including Canadian sourced  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Pipeline access increased Midland crude throughput by 25,000 bpd at El Dorado as of June 2013 10,000 35,000 18,000 18,000 52,000 27,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q13 2H2013 - Improved Pipeline Access WTI - Midland Local Other (incl. rail) El Dorado Refinery Crude Slate Change 33,231 33,411 26,726 27,163 14,820 6,897 4,666 3,901 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Asphalt Petro/Other Crude Throughput Total Production 73,796 65,375 66,106 65,895 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 YTD 3Q12 YTD 3Q13 1,282 11,627 17,200 12,800 18,100 4,100 3,600 3,600 4,200 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Light Heavy 16,400 21,700 8,300 Rail Supplied Crude Volume, bpd

Significant Organic Growth / Margin Enhancement Opportunities 11 El Dorado: LSR/Sat Gas Project (LSR)  Improve liquid recovery of Butane & Propane at El Dorado; volumes based on first half 2013 results Tyler: Vacuum Tower Bottoms Project (VTB)  Convert El Dorado asphalt to light product via Coker at Tyler; volumes based on 2Q13 results (1) Approximate benefit and is subject to market pricing economics. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Economics based on forward curve as of Dec. 2013, subject to change based on market conditions and operating rates. El Dorado: DHT Revamp – Phases I & II  Increase ULSD production from 30,000 bpd to 34,000 bpd; (Phase 1 increased to 33,000 bpd) El Dorado: Replace Alky Refrigeration Compressor  Further optimize FCC unit and increase gasoline production  Completed low-cost, high-return capital projects at El Dorado and Tyler  Additional quick-hit capital projects identified; economics based on forward curve pricing Dec. 2013 SCOPE COST BENEFIT (1) TIMING $14.5 million $5.7 million $3.0 million $4.2 million $14-$16 million $8-$11 million Phase 1: $6 m Phase 2:$2 m $8 million $4 + million Complete Mid 2012 Complete Late 2012 Phase 1: Compl. Phase 2: Compl. Complete July 2013 El Dorado: Crude Pre-flash Tower/Gasoline Hydrotreater  Debottleneck crude pre-flash tower to increase ability to process lighter crudes $18.3 million $13-$18 million Complete 1Q2014 (Turnaround) El Dorado & Tyler: FCC Reactor Revamp  Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactors have been purchased and are in storage $21.2 million $25-$30 million (Turnaround) 1Q14 El Dorado (Compl.) 1Q15 Tyler

Logistics and Retail Operational Update

Delek Logistics Partners, LP Overview (NYSE: DKL) 13 DKL Asset Overview  ~400 miles of crude and product transportation pipelines, including the 185 mile crude oil pipeline from Longview to Nederland, TX  600 mile crude oil gathering system  Storage facilities with 6.2 million barrels of active shell capacity supporting Delek US’ El Dorado and Tyler refineries  Wholesale and marketing business in Texas  Eight light product terminals:  Texas: Tyler, Abilene, Big Sandy, San Angelo  Tennessee: Nashville and Memphis  Arkansas: El Dorado, North Little Rock Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.

 Midstream MLP with long-term contracts providing stable, growing cash flow  Supports Delek US’ profitable and strategically located inland refining system  Unlocks value of marketing and logistics assets  Strategic vehicle for growth  Visible asset dropdown opportunities  Partner for future acquisitions and organic growth projects  Reduces consolidated cost-of-capital 25% 50% 75% 100% 125% 150% 175% 11/1/2012 2/24/2013 6/19/2013 10/12/2013 2/4/2014 DKL Alerian MLP Index DKL: Strong Performance & Value Creation Since IPO Performance Since IPO 14 (1) Current yield reflects NTM anticipated distribution of $1.66 per unit and equity value based on market capitalization as of February 7, 2014. (2) Per company filings. (3) Effective June 2013, the general partner is owned Delek US and three members of senior management, with senior management owning less than 5%. +60.1% +14.6% A Powerful Strategic Partner DKL Value Accrues to Delek US Shareholders IPO Date: November 2, 2012 IPO Price: $21.00 per unit Current Yield (1): 4.94% Current Price (1): $33.62 per unit LP Equity Value (1): $807.1 million DK Ownership of DKL (2): 60.3% LP interest; 2% GP interest (3) & IDRs

DKL: Several Visible Pathways to Growth 15 Dropdowns from Delek US Organic Growth Acquisitive Growth  $5 - $10 Million of potential EBITDA expected to be dropped down over next 12 months in addition to recently completed Tyler and El Dorado asset drop downs  25,000 bpd (light crude) rail offloading facility at El Dorado refinery  300,000 bbl crude oil tank (under construction) at Tyler refinery  Paline Pipeline ability to re-contract at a potentially higher rate after 2014  Increasing Brown Dense / Arkansas production, driving growth in gathering system  Asset optimization and expansion  Expand the North Little Rock terminal to 17,500 bpd  Potential for 3rd party acquisitions (two completed year to date 2013)  Ability to partner with Delek US to make acquisitions  Low cost-of-capital  Future dropdowns from Delek US acquisitions Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.

DKL :Recent Acquisitions Approximately $22.1 million of annual EBITDA 16 Tyler Tank Farm and Product Terminal  First drop down from Delek US since the IPO, acquired July 26, 2013  Purchase price: $94.8 million  Assets Include:  72,000 bpd capacity product terminal  Approximately 2.0 million barrels of aggregate shell capacity tank farm  Supports Delek US Tyler, TX refinery  Expected initial annual EBITDA of approximately $10.5 million Tyler- Hopewell Pipeline  Third party acquisition on July 19, 2013  13.5 mile pipeline allows Big Sandy terminal to receive light product from Tyler refinery  Expected to be operational in December 2013  Expected initial annual EBITDA of approximately $700,000 North Little Rock, AR terminal  Third party acquisition on October 26, 2013  Light products truck terminal  Throughput expected to grow with additional capex from 10,000 bpd to 17,500 bpd over time  Expected initial annual EBITDA of approximately $800,000 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. El Dorado Tank Farm and Product Terminal  Second drop down from Delek US since the IPO, acquired February 10, 2014  Purchase price: $95.9 million  Assets Include:  26,700 bpd capacity product terminal  Approximately 2.5 million barrels of aggregate shell capacity tank farm  Supports Delek US El Dorado, AR refinery  Expected initial annual EBITDA of approximately $10.1 million

946 990 1,039 1,082 285 279 2009 2010 2011 2012 3Q12 3Q13 $840 $897 $951 $1,011 $268 $279 2009 2010 2011 2012 3Q12 3Q13 Strong Retail Presence 17 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 199 locations Virginia 8 locations Kentucky and Mississippi 5 locations Arkansas 9 locations Tyler Georgia 52 locations El Dorado Red border indicates region for future growth Alabama 89 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 362 stores throughout seven states  Currently undergoing multi-year store enhancement initiative  54% of stores re-imaged or newly constructed  Targeting 10-12 new large-format stores in 2013

Financial Update

Financial Highlights $164 $151 $130 $445 $659 $541 $494 $375 2008 2009 2010 2011 2012 LTM 3Q13 YTD12 YTD13  Record profitability in 2011 and 2012 driven by growth in the refining segment; Strong first half 2013 performance  Strong cash flow generated from operations and Delek Logistics IPO in 2012  Last 12 month free cash flow of $56 million (3)  Reduced net debt by $114 million y/y in third quarter  Returning excess cash to shareholders  Share repurchase program $75 million; repurchased $38 million 1Q 2013  Increased regular quarterly dividend in May 2013 to $0.15 from $0.10  Declared $0.25 of regular and special dividends per share in 3Q 2013 $286 $317 $296 $433 $362 $369 $271 $249 $247 $207 ($240) ($59) 2008 2009 2010 2011 2012 9/30/13 Year-End Cash Balance ($MM) Strong Financial Performance & Delivering Value to Shareholders 19 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. (3) Free cash flow reconciliation available in appendix. $15 $68 $49 $226 $602 $428 2008 2009 2010 2011 2012 9/30/13 Leverage Profile ($MM) Net Debt / (Net Cash) Total Debt Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.15 $0.2125 $0.11 $0.40 $0.18 $0.39 $0.29 $0.30 $0.15 $0.15 $0.15 $0.33 $0.6025 $0.4025 $0.70 2008 2009 2010 2011 2012 YTD3Q12YTD3Q13 Special Total

Going Forward

Significant Organic Growth / Margin Enhancement Opportunities 21  Crude Slate improvement- Increased Access to Midland sourced crude  Quick Hit Capital projects – completed (1) Benefit reflects annualized impact on contribution margin and is subject to market pricing economics and operating rates. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Economics based on forward curve as of Dec. 2013, subject to change based on market conditions. (2) Benefit reflects annualized impact on EBITDA and is subject to market pricing economics. Drop downs effectively transfer EBITDA from refining segment to logistics segment within Delek US  FCC Reactors Revamp – El Dorado and Tyler  We anticipate continued growth in our business in 2013 and beyond; economics based on forward curve pricing in Dec. 2013 ADDITIONAL MARGIN IMPROVEMENT BENEFIT (1) TIMING Now 87k bpd of 140k bpd capacity Efficiency/ synergies added $25-$30 million 2Q13 1H 2013 1Q14 El Dorado 1Q15 Tyler  Drop Downs from DK  Paline Pipeline Recontracting 2013 - 2015 2015 $5 – $10 million TBD DKL GROWTH BENEFIT (2) TIMING $13-$18 million 1Q 2014  Pre Flash Tower/Gasoline Hydrotreater – El Dorado STRATEGIC INITIATIVES COMPLETED BENEFIT TIMING  Canadian office open Crude Supply opportunity 3Q2013

22 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

$42.3 $36.0 $65.9 $119.7 $14.5 $45.0 $66.1 $72.3 2010A 2011A 2012A 2013E Refining Retail, Logistics, Marketing and Other Historical and Projected Capital Spending 24 $56.8mm $81.0mm $132.0mm $192.0mm Source: Company filings.

Non-GAAP Reconciliation 25 Source: Company 10-K filings. ($ in millions) 2008 2009 2010 2011 2012 LTM 3Q13 3Q12 3Q13 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $9,133.1 $6,542.2 $6,948.6 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 8,206.0 5,781.0 6,282.6 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.6 267.3 290.6 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $540.5 $493.9 $375.4 Year Ended 12/31 YTD 9/30/13 Delek US Contribution Margin Reconciliation ($ in millions) 2012 LTM 3Q13 3Q12 3Q13 Net cash provided by operating activities $462.9 $225.1 $270.9 $33.1 Purchase of property, plant and equipment 132.0 169.1 80.2 117.3 Free cash flow $330.9 $56.0 $190.7 ($84.2) Delek US Free Cash Flow Reconciliation Year Ended 12/31 Year to Date

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366